FMC Excelsior Focus Equity ETF
FMCX
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
June 28, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated June 28, 2023, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.FMCX.com. You can also obtain these documents at no cost by calling 1-888-530-2448 or by sending an email request to OrderFMCETFs@ultimusfundsolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.70%
(1)	The Fund’s adviser, First Manhattan Co. LLC (the “Adviser”), has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended February 28, 2023 the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that, during normal market conditions, seeks to invest in approximately 25-30 U.S. exchange-traded common stocks of companies that are listed on U.S. national securities exchanges and trade contemporaneously with the shares of the Fund (the “Shares”). From time to time, the Fund may hold a greater number of common stocks.

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There is no targeted market capitalization for the common stocks held by the Fund. The Fund may also hold concentrated positions in common stocks, although the Fund’s guidelines provide that no single investment should generally be more than 10% of the Fund’s portfolio at acquisition (calculated based on initial cost and without regard to later appreciation).

The Adviser identifies investments for the Fund that it believes possess durable competitive advantages (i.e., business assets or abilities that provide superior long-term value to a company’s customers versus its competitors), earn higher than average returns on capital, treat shareholders like partners, and have opportunities to reinvest excess cash profits at above-average rates of return. The Adviser identifies these companies from those listed on U.S. national securities exchanges through fundamental research conducted by the portfolio manager and the Adviser’s research department focusing on (i) business quality (including an assessment of the potential drivers and threats to the durability of competitive advantage and long-term growth prospects), (ii) quality of management (including executive compensation and incentives), (iii) quality of earnings, and (iv) cash flow generation. Once an investment opportunity is identified, the Adviser seeks to purchase the shares at valuations that are favorable relative to the quality of the company’s business, its earnings, and the Adviser’s expectation for long-term growth in value-per-share. The Fund also expects to invest in short-term, U.S. government securities.

Generally, the Fund focuses on making long-term investments. However, the Adviser may sell a security, without limitation, when: 1) a security no longer meets the Adviser’s investment criteria or the requirements of the Fund’s (as defined below) or its Exchange listing requirements; 2) a portfolio company’s long-term earnings and reinvestment prospects deteriorate; 3) the Adviser loses confidence in the leadership and governance of a portfolio company; 4) a new security is judged to be comparatively more attractive than a current position; and/or 5) the valuation of a security appears excessively higher than the Adviser’s estimates of long-term value. The Fund is authorized to invest solely in securities listed on U.S. exchanges. As a result, the portfolio will be comprised primarily of issuers domiciled in the U.S., but it may include exchange-traded American Depositary Receipts (“ADRs”) registered with the SEC that trade contemporaneously with the Shares and holdings in other ETFs that provide exposure to foreign companies that have the same durable competitive advantages described above.

The Fund is non-diversified, which means that a meaningful portion of the Fund’s assets may be invested in the securities of a smaller number of companies and/or a more limited number of sectors than a diversified fund. Although the Fund normally holds a focused portfolio of equity securities, the Fund is not required to be fully invested in such securities and may maintain a meaningful portion of its total assets in cash and cash equivalent securities (comprised exclusively of short-term U.S. Treasury securities, government money market funds and repurchase agreements).

The Fund is an actively managed, nontransparent ETF that does not seek to replicate the performance of a specified index. A primary difference for the Fund, compared to traditional ETFs, is that each broker-dealer or other financial intermediary that enters into an agreement with the Fund’s distributor to serve as authorized participant for the Fund (each, an “Authorized Participant”) establishes and maintains an account through which it conducts creations and redemptions without knowing the identities of the securities purchased or sold in its account (a “Confidential Account”) with an agent selected by the Authorized Participant and approved by the Fund (an “AP Representative”). All creation and redemption activity, whether in-kind, partially in-kind, partially cash or all cash, must be conducted by an Authorized Participant through a Confidential Account and an AP Representative. The Authorized Participants provide the Fund securities comprising a proportionate share of the Fund’s portfolio holdings in connection with each in-kind creation (the “Creation Basket”) and receive securities comprising a proportionate share of the Fund’s portfolio holdings in connection with each in-kind redemption (the “Redemption Basket”) but do not know the identity of the Fund’s Creation Basket or Redemption Basket.

Each day, the Fund or the Fund’s custodian transmits the Creation Basket to each AP Representative. Pursuant to a contract (the “Confidential Account Agreement”), the AP Representative is prohibited from disclosing the Creation Basket and the Redemption Basket to the Authorized Participant and cannot use the identity or weighting of the securities in the Creation Basket or the Redemption Basket for any purpose other than executing creations and redemptions. The Confidential Account enables Authorized Participants to transact in the underlying securities of the Creation Basket or the Redemption Basket through their AP Representatives and further enables Authorized Participants to engage in in-kind creation or redemption activity without knowing the identity or weighting of those securities or the composition of the Fund’s portfolio generally.

Like other ETFs, the Fund creates and redeems Shares only through Authorized Participants and only in bundles of Shares (comprised of 5,000 shares or more in the case of the Fund) which are referred to as a “Creation Unit.” All orders to purchase or redeem Creation Units must be placed by or through an Authorized Participant that has entered into an authorized participant agreement (“AP Agreement”) with the Fund’s distributor, Northern Lights Distributors, LLC (the “Distributor”) using the Authorized Participant’s Confidential Account at the AP Representative.

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The Fund operates in reliance on an exemptive order from the SEC (the “Order”), which presently limits the types of investments that the Fund may hold to those listed in the Fund’s application for the Order. Under the terms of the Order, the Fund is permitted to invest only in the following investments, which, if listed, must trade on a U.S. exchange contemporaneously with the Shares: ETFs, exchange-traded notes, exchange-listed common stocks, exchange-traded preferred stocks, exchange-traded ADRs, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded currency trusts and U.S. exchange-traded futures for which the reference asset is one in which the Fund may invest directly or, in the case of an index future traded on a U.S. exchange, is based on an index, the components of which are a type of asset in which the Fund could invest directly; as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The Fund’s investment strategies and practices, including those listed above, are subject to these limitations. The Adviser does not intend to invest in all of the types of instruments authorized by the Order. In that regard, the Fund is not expected to invest in futures contracts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded notes or exchange-traded currency trusts. For more information about the Order, please see pages 2 and 9 of the Statement of Additional Information.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Absence of Active Market. While Shares are expected to be listed on the Exchange, there can be no assurance that active trading markets for Shares will develop or be maintained by market makers or Authorized Participants, and there are no obligations for market makers to make a market in Shares or for Authorized Participants to submit purchase or redemption orders for Creation Units. The distributor of Shares does not maintain a secondary market in Shares. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as market makers, Authorized Participants or AP Representatives.

Active Management Risk. The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. This underperformance may be exacerbated by the fact that the Order limits the universe of securities in which the Fund is authorized to invest as compared to other types of ETFs or mutual funds, which are allowed to invest in securities other than U.S. securities exchange listed instruments.

Allocation and Information Risk. The investment strategy used by the Fund is similar to the investment strategy used by the Adviser to manage client accounts, including a private fund. As a result, in situations in which there is a limited supply of securities called for by the investment strategy, it is possible that the Fund may not be able to acquire the maximum amount of the securities it seeks. In addition, because the investment strategy used to manage the private fund is similar to that of the Fund, it is possible that investors in the private fund may be able to ascertain the composition of the Fund’s portfolio in advance of the public disclosure of portfolio holdings and trade in a manner that adversely affects the Fund.

Authorized Participant and AP Representative Risk. The Fund’s Authorized Participants will engage in all creation and redemption activity through an AP Representative, an unaffiliated broker-dealer with which such Authorized Participant has signed an agreement to establish a confidential account for the benefit of such Authorized Participant and that will deliver or receive, on behalf of the Authorized Participant, all consideration to or from the Fund in a creation or redemption. AP Representatives have knowledge of the composition of the Fund’s portfolio holdings, and are restricted from disclosing such composition, including to the Authorized Participants. The Fund has a limited number of institutions that act as Authorized Participants, or that may act as AP Representatives. If these institutions exit the business or are, for any reason, unable to process creation and/or redemption orders with respect to the Fund, or purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other Authorized Participant or AP Representative steps forward to create or redeem, or purchase or sell securities, as applicable, Shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Depositary Receipts Risk. Investment in exchange-listed depositary receipts does not eliminate all risks inherent in investing in securities of non-U.S. issuers. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.

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Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses. Any securities currently subject to an exchange-imposed trading halt are listed on the Fund’s website, www.FMCX.com. Additionally, if at any time the securities representing 10% or more of the Fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the Adviser may request the Listing Exchange to halt trading in Shares, meaning that investors would not be able to trade their Shares. During any such trading halt, the verified intra-day indicative value (“VIIV”) would continue to be calculated and disseminated. Trading halts may have a greater impact on the Fund than on traditional ETFs because of its lack of transparency and the requirement that it hold exclusively listed instruments (other than cash and money market instruments).

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund and the price of Shares to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. In addition, common stocks may experience significantly more volatility in returns than other asset classes.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF and only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. There also can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. In periods of market stress, market makers and/or Authorized Participants may be less willing to transact in Shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as market makers, Authorized Participants or AP Representatives, particularly during periods of market stress.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
o	The market price of Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Growth Securities Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole, and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery (although there is no guarantee that they will continue to do so). Therefore, growth securities may go in and out of favor over time.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate. This is the first ETF advised by the Adviser. Although the Adviser has used the investment strategy underlying the Fund in managing the accounts of other types of clients, including a private fund, or advising on accounts of other clients, the Adviser has not used the investment strategy in managing an ETF. Because of the more limited universe of eligible investments and diversity requirements of the Fund than those of other client accounts, the investment strategy may perform differently in this context.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, military conflicts, geopolitical events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

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Non-diversified Risk. The Fund is classified as non-diversified. A non-diversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the Portfolio Manager (as defined below) the flexibility to hold large positions in a smaller number of securities. If so, a price change in any one of those securities may have a greater impact on the Fund’s share price than would be the case in a diversified fund and the Fund may be more volatile than if it was diversified.

Portfolio Transparency Risk. Unlike traditional ETFs, the Fund does not tell the public what assets it holds each day, and AP Representatives are required to maintain information regarding the creation basket in confidence and to purchase deposit securities and sell redemption securities for Authorized Participants in a manner designed to obscure portfolio related information. Instead, the Fund files its portfolio holdings with the SEC quarterly and provides a VIIV, calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that keeps the market price of Shares trading at or close to the underlying NAV per share of the Fund. There is, however, a risk, which may increase during periods of market disruption or volatility, that market prices will vary significantly from the underlying NAV of the Fund. Similarly, because Shares trade on the basis of a published VIIV, they may trade at a wider bid-ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. The Adviser or its designee will monitor on an on-going basis how Shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions. Should there be extended periods of unusually high bid-ask spreads, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, action would be appropriate to, among other things, narrow the premium/discount or bid-ask spreads as applicable. Potential actions may include, but are not limited to, changing lead market makers, listing the Fund on a different exchange, changing the size of Creation Units, changing the Fund’s investment objective or strategy, and liquidating the Fund. Although the Fund seeks to benefit from keeping its portfolio information concealed, some market participants may attempt to use the VIIV to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to adversely affect the Fund and its shareholders. The Fund’s website contains a historical comparison of each business day’s final VIIV to that Business Day’s NAV and the specific methodology for calculating the VIIV.

Sector Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments. The Fund will be subject to the risk that economic, political or other conditions that have a negative effect on these sectors may adversely affect the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Technology Sector. The Fund may be more susceptible to the particular risks that affect companies in the technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid-ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund does not attract additional assets, the Fund’s expenses will continue to be spread over a small asset base. In light of this risk, investors who currently invest in an investment strategy similar to that of the Fund through managed and other types of individual accounts or private funds should compare the costs and benefits of investing in the Fund with those of investing through other means. Investment through the Fund is expected to provide cost savings to investors as compared to other methods of investing in the strategy but only if the Fund achieves a certain asset size at which economies of scale may be achieved.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

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Performance: Because the Fund has not completed a full calendar year of investment operations as of the date of this Prospectus, no performance information is presented for the Fund at this time. In the future, performance information for the Fund will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information are mailed to shareholder semi-annually. Updated performance information is available at no cost by visiting www.FMCX.com or by calling 888-530-2448.

Investment Adviser: First Manhattan Co. LLC (the “Adviser”)

Trading Sub-Adviser: Vident Advisory, LLC (the “Trading Sub-Adviser”)

Portfolio Manager: Himayani Puri, Senior Managing Director and Director of Research, FMC Group Holdings, parent company of First Manhattan Co. LLC

Purchase and Sale of Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-asks spreads is available at www.FMCX.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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